UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2023
Annual Report
to Shareholders
DWS Emerging Markets Fixed Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Other Information
45	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
58	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Emerging Markets Fixed Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Emerging Markets Fixed Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of substantial tightening of monetary policy; impact of slower growth in China; and geo-political volatility given the ongoing war in Ukraine and the recent war between Israel and Hamas, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 and into 2024. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging into 2024. The aggressive tightening by the Federal Reserve and international monetary authorities, which began in 2022, has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are helping to cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Emerging Markets Fixed Income Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
The Fund returned 13.95% in the 12-month period ended October 31, 2023, outperforming the 8.36% return of the JP Morgan EMBI Global Diversified Index.
Emerging-markets bonds delivered strong returns in the annual period, even as many segments of the world fixed-income market finished in negative territory. The U.S. Federal Reserve (Fed) and other developed-market central banks continued to raise interest rates in an effort to fight inflation, pressuring the performance of rate-sensitive assets. In this environment, emerging-markets debt benefited from its low degree of interest rate sensitivity. This was particularly true for the higher-yielding bonds in the asset class. Income also made a strong contribution to returns, as yields have become more attractive in recent years. The backdrop of stronger investor risk appetites, which was fueled in part by global growth that came in above the depressed expectations that existed in late 2022, was an additional positive. Local factors provided a further level of support, highlighted by improving fiscal positions for many emerging countries. Central bank policy was another notable tailwind given that most emerging-markets nations had less restrictive policies than countries in the developed world.
Management Process
Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets.

DWS Emerging Markets Fixed Income Fund	|	5

All major regions finished with positive returns. Africa was the strongest performer overall, led by Ghana and Zambia. Europe, which benefited from a relief rally after the economic impact of the war in Ukraine proved less severe than expected, also outpaced the index. Latin America was a modest underperformer due to the smaller gains for Mexico and Brazil, but Argentina strongly outperformed its regional peers. Asia also finished with gains below that of the benchmark. China’s economy failed to recover to the extent investors had anticipated following the end of the country’s prolonged lockdown in response to COVID-19, weighing on sentiment across the region. The Middle East was the weakest performer of the four major regions due to its above-average interest rate sensitivity, a downtrend in oil prices over the first half of the period, and weak performance for Egypt after several downgrades to its credit rating.
Fund Performance
We manage the Fund using an unconstrained strategy, meaning we don’t consider benchmark weightings when deciding which securities to buy or sell. Instead, we strive to invest in what we see as the best risk/return opportunities anywhere in the emerging markets. This approach results in a portfolio of investments that’s very different than the holdings in the benchmark index. Specifically, we tend to emphasize smaller, higher-yielding countries on the belief that their above-average income will feed through to total returns over time. In addition, these markets tend to be less heavily researched — and thus less efficient — than the larger countries in the category.
“Higher-yielding, lower-rated countries generally outpaced the broader market by a comfortable margin due to their lower degree of interest-rate sensitivity.”
This approach worked well in the past year, since higher-yielding, lower-rated countries generally outpaced the broader market by a comfortable margin due to their lower degree of interest-rate sensitivity. In this environment, the Fund was helped by its overweight positions in Africa (particularly in Nigeria and Tunisia) and Eastern Europe. In contrast, the higher-rated nations that are heavily represented in the benchmark typically posted smaller gains since they were more affected by the sharp rise in U.S. Treasury yields. Accordingly, the Fund was helped by its

6	|	DWS Emerging Markets Fixed Income Fund

underweights in Asia and Latin America. An underweight in the Middle East, which tends to have above-average sensitivity to trends in the developed fixed-income markets, was a further plus.
With respect to individual positions, we benefited from the outperformance of several bonds we characterize as “special situations.”  Holdings in Zambia performed well on anticipation of a debt restructuring, and Sri Lanka gained ground after news that potential restructuring terms were better than investors had been expecting. Pakistan also outpaced the broader market amid growing optimism that it would be able to avoid a default.
On the other hand, positions in the Chinese property-related companies Country Garden Holdings Co., Ltd., Kaisa Group Holdings Ltd., and Shimao Group Holdings Ltd. were notable detractors. These issues lagged in 2022, but we maintained the positions on the belief that the bad news had largely been factored into prices. Fundamentals continued to deteriorate, however, and Country Garden announced an unexpected default late in the period. While these holdings made up a small percentage of the portfolio, they nonetheless affected the Fund’s return due to the extent of their declines.
We also lost some relative performance through positions in African regional development banks. While posting gains, bonds in this area did not keep pace with the broader market. We have a longstanding investment in African development banks on the belief that they offer favorable risk/reward profiles. However, as higher-quality issuers, they also have greater interest-rate sensitivity — a headwind for performance in the rising-rate environment.
Outlook and Positioning
We maintained the Fund’s core positioning over the past year, while making some smaller changes on the margin. Our most notable shift was our decision to swap out of shorter-term holdings into longer-term issues in order to capitalize on the steepening yield curves in certain countries. (A steeper curve means long-term debt offered more attractive yields in relation to short-term issues.) Colombia, Dominican Republic, and Nigeria are examples of countries where we put this strategy to work.
The Fund remained diversified among government bonds, supranationals and agencies, and corporate issuers that are backed or wholly owned by

DWS Emerging Markets Fixed Income Fund	|	7

government entities. At the end of October 2023, the Fund’s weightings in the three categories were approximately 65.1%, 33.8%, and 0.3%, respectively.
We had a positive view on the longer-term prospects for emerging-markets debt as of the end of October. Over the past year, performance across the world bond markets was largely dictated by expectations for Fed policy. In our view, investors are likely to return their focus to fundamental drivers of performance now that the Fed appears to be nearing the end of its rate-hiking cycle. We would also note that the emerging markets have experienced heavy outflows in the past two years, meaning that the market could be positioned to benefit if flows stabilize. Not least, the attractive yields in the emerging markets provide a favorable starting point for total returns even if prices remain flat. While the potential for short-term market volatility remains high due to elevated headline risks, we believe these factors represent important longer-term sources of support for the asset class.
Portfolio Management Team
Nicolas Schlotthauer, CEFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.
—Head of Emerging Markets Fixed Income: Frankfurt.
—Master’s Degree (“Diplom-Volkswirt” ) and PhD (“Dr. rer.pol.” ) in Economics, Julius Maximilian University of Wuerzburg.
Joergen Hartmann, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—Joined DWS in 2004. Prior to his current role, he served as a member of the DB Real Estate Group.
—Senior Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
—Diplom-Betriebswirt (German Business Administration Master’s Degree), Goethe University Frankfurt.
Roland Gabert, Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—Joined DWS in 2007. Prior to his current role, he served as a member of the currency team, with focus on emerging markets currencies. Before joining, he worked as an equity trader in international execution at BHF-Bank.
—Emerging Markets Fixed Income Portfolio Manager: Frankfurt.
—Completed Bank Training Program (“Bankkaufmann” ) at BHF-Bank; Master’s Degree (” Diplom-Betriebswirt“) and MSc in Business Economics, Frankfurt University of Applied Sciences.

8	|	DWS Emerging Markets Fixed Income Fund

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The JP Morgan EMBI Global Diversified Index tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The Index limits exposure to any one country.
Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting.
Restructuring is the process by which countries seek to avoid default by renegotiating its debt on more favorable terms, often with the purpose of lowering interest payments and/or moving principal payments further into the future.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.
The yield curve is a graphic representation of how yields on bonds of different maturities compare. Normally, yield curves slant upward, as bonds with longer maturities typically offer higher yields than short-term bonds.

DWS Emerging Markets Fixed Income Fund	|	9

Performance SummaryOctober 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	13.95%	–0.93%	–0.38%
Adjusted for the Maximum Sales Charge (max 4.50% load)	8.82%	–1.84%	–0.83%
JP Morgan EMBI Global Diversified Index†	8.36%	–0.19%	2.05%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
Unadjusted for Sales Charge	13.07%	–1.69%	–1.14%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	13.07%	–1.69%	–1.14%
JP Morgan EMBI Global Diversified Index†	8.36%	–0.19%	2.05%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	14.25%	–0.70%	–0.15%
JP Morgan EMBI Global Diversified Index†	8.36%	–0.19%	2.05%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/23
No Sales Charges	14.24%	–0.69%	–0.09%
JP Morgan EMBI Global Diversified Index†	8.36%	–0.19%	2.05%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2023 are 1.52%, 2.36%, 1.22%, 1.04% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10	|	DWS Emerging Markets Fixed Income Fund

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
†
The JP Morgan EMBI Global Diversified Index tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including
Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

DWS Emerging Markets Fixed Income Fund	|	11

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/23	$6.48	$6.49	$6.47	$6.47
10/31/22	$6.07	$6.08	$6.06	$6.06
Distribution Information as of 10/31/23
Income Dividends, Twelve Months	$.42	$.37	$.44	$.44
Latest Quarterly Income Dividend	$.1058	$.0934	$.1100	$.1098
SEC 30-day Yield‡‡	9.01%	8.72%	9.73%	9.73%
Current Annualized Distribution Rate‡‡	6.53%	5.76%	6.80%	6.79%

‡‡
The SEC yield is net investment income per share earned over the month ended
October 31, 2023, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 8.55%, 8.05%, 9.35% and 9.51% for Class A, Class C, Class S
and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2023. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 6.07%, 5.09%, 6.42% and 6.57%
for Class A, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS Emerging Markets Fixed Income Fund

Portfolio Summary(Unaudited)
Sector Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/23	10/31/22
Sovereign	64%	63%
Agency	25%	29%
Supranational	9%	5%
Cash Equivalents	1%	1%
Treasuries	1%	1%
Corporates	0%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
Turkey	9%	12%
Mexico	7%	7%
South Africa	6%	5%
Nigeria	6%	4%
Togo	5%	—
Colombia	5%	5%
Ivory Coast	5%	5%
Dominican Republic	4%	4%
Angola	4%	4%
Kenya	4%	3%
Egypt	3%	5%
Hungary	3%	1%
Ghana	3%	3%
Panama	3%	2%
Tajikistan	3%	2%
Senegal	3%	3%
Namibia	3%	5%
Romania	2%	2%
Kazakhstan	2%	3%
Uzbekistan	2%	2%
Ecuador	1%	2%
Bahrain	1%	2%
Supranational	—	6%
Oman	—	2%
Malaysia	—	2%
Other	16%	9%
	100%	100%

DWS Emerging Markets Fixed Income Fund	|	13

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/23	10/31/22
A	2%	—
BBB	29%	25%
BB	27%	26%
B	30%	39%
CCC	4%	5%
CC	5%	2%
C	2%	0%
Not Rated	1%	3%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	10/31/23	10/31/22
Effective Maturity	6.4 years	5.8 years
Effective Duration	4.8 years	4.3 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 58 for contact information.

14	|	DWS Emerging Markets Fixed Income Fund

Investment Portfolioas of October 31, 2023

	Principal Amount ($)	Value ($)
Bonds 97.9%
Angola 3.5%
Republic of Angola:
REG S, 8.0%, 11/26/2029	1,000,000	796,320
REG S, 8.25%, 5/9/2028	1,000,000	845,000
(Cost $1,507,893)		1,641,320
Argentina 1.3%
Republic of Argentina:
1.0%, 7/9/2029	25,677	6,832
3.625%–5.0%, 7/9/2046 (a)	2,390,000	589,456
(Cost $1,163,323)		596,288
Bahrain 1.1%
The Oil & Gas Holding Co. B.S.C., 144A, 7.5%, 10/25/2027 (Cost $478,835)	500,000	502,200
Belarus 1.4%
Belarus Development Bank, 144A, 6.75%, 5/2/2024*	500,000	206,510
Republic of Belarus, 144A, 5.875%, 2/24/2026*	1,000,000	450,330
(Cost $1,487,929)		656,840
Burundi 1.1%
The Eastern & Southern African Trade & Development Bank, REG S, 4.125%, 6/30/2028 (Cost $505,514)	600,000	486,300
China 0.3%
Country Garden Holdings Co., Ltd.:
REG S, 5.125%, 1/14/2027* (b)	500,000	20,280
REG S, 7.25%, 4/8/2026* (b)	1,000,000	40,500
Kaisa Group Holdings Ltd., REG S, 11.95%, 11/12/2023* (b)	800,000	25,000
Shimao Group Holdings Ltd.:
REG S, 4.75%, 7/3/2022* (b)	900,000	18,000
REG S, 5.6%, 7/15/2026* (b)	500,000	10,000
REG S, 6.125%, 2/21/2024* (b)	700,000	14,000
(Cost $4,372,319)		127,780
Colombia 5.1%
Colombia Government International Bond:
4.5%, 3/15/2029	500,000	434,774
7.5%, 2/2/2034	600,000	561,113
Ecopetrol SA, 6.875%, 4/29/2030	1,500,000	1,350,650
(Cost $2,585,861)		2,346,537
The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	15

	Principal Amount ($)	Value ($)
Costa Rica 0.8%
Costa Rica Government International Bond, REG S, 6.125%, 2/19/2031 (Cost $397,200)	400,000	380,205
Dominican Republic 4.1%
Dominican Republic International Bond:
REG S, 4.5%, 1/30/2030	500,000	423,129
REG S, 4.875%, 9/23/2032	1,000,000	808,085
REG S, 5.3%, 1/21/2041	900,000	655,128
(Cost $1,905,107)		1,886,342
Ecuador 1.1%
Ecuador Government International Bond:
144A, Zero Coupon, 7/31/2030	79,448	23,592
2.5%–6.9%, 7/31/2040 (a)	700,000	234,114
3.5%–6.9%, 7/31/2035 (a)	700,000	264,986
(Cost $598,673)		522,692
Egypt 3.3%
African Export-Import Bank, REG S, 3.798%, 5/17/2031	300,000	227,268
Egypt Government International Bond:
REG S, 5.875%, 2/16/2031	700,000	382,172
REG S, 7.6%, 3/1/2029	1,500,000	931,083
(Cost $2,215,925)		1,540,523
Ethiopia 0.5%
Federal Republic of Ethiopia, REG S, 6.625%, 12/11/2024 (Cost $397,043)	400,000	252,000
Georgia 0.4%
Georgia Government International Bond, REG S, 2.75%, 4/22/2026 (Cost $181,323)	200,000	177,394
Ghana 3.2%
Republic of Ghana:
144A, 8.125%, 1/18/2026*	1,800,000	769,291
REG S, 8.625%, 4/7/2034*	900,000	379,224
REG S, 8.75%, 3/11/2061*	800,000	329,552
(Cost $2,467,527)		1,478,067
Hungary 3.3%
Hungary Government International Bond, REG S, 3.125%, 9/21/2051	1,000,000	533,940
MVM Energetika Zrt, REG S, 7.5%, 6/9/2028	1,000,000	999,000
(Cost $1,671,761)		1,532,940
The accompanying notes are an integral part of the financial statements.

16	|	DWS Emerging Markets Fixed Income Fund

	Principal Amount ($)	Value ($)
Ivory Coast 4.6%
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028 (Cost $2,278,619)	2,300,000	2,137,712
Jordan 1.5%
Jordan Government International Bond, REG S, 5.85%, 7/7/2030 (Cost $727,075)	800,000	675,168
Kazakhstan 1.7%
Development Bank of Kazakhstan JSC, REG S, 2.95%, 5/6/2031 (Cost $999,450)	1,000,000	777,708
Kenya 3.4%
Republic of Kenya:
144A, 7.25%, 2/28/2028	1,000,000	810,000
REG S, 8.0%, 5/22/2032	1,000,000	781,940
(Cost $1,764,999)		1,591,940
Mexico 6.5%
Comision Federal de Electricidad, REG S, 3.875%, 7/26/2033	1,300,000	942,307
Petroleos Mexicanos:
5.35%, 2/12/2028	1,000,000	807,181
5.95%, 1/28/2031	1,800,000	1,287,900
(Cost $3,231,448)		3,037,388
Morocco 1.0%
Morocco Government International Bond, REG S, 3.0%, 12/15/2032 (Cost $480,084)	600,000	447,000
Namibia 2.5%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (Cost $1,200,051)	1,200,000	1,137,192
Nigeria 6.1%
Africa Finance Corp., REG S, 3.75%, 10/30/2029	1,000,000	807,760
Republic of Nigeria:
144A, 6.5%, 11/28/2027	1,060,000	909,073
144A, 7.143%, 2/23/2030	570,000	457,425
REG S, 7.375%, 9/28/2033	900,000	675,648
(Cost $3,107,118)		2,849,906
Pakistan 0.9%
Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027 (Cost $800,000)	800,000	422,240
Panama 2.9%
Panama Government International Bond, 6.875%, 1/31/2036 (Cost $1,399,686)	1,450,000	1,364,149
The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	17

	Principal Amount ($)	Value ($)
Romania 1.7%
Romanian Government International Bond, REG S, 3.0%, 2/14/2031 (Cost $767,576)	1,000,000	791,270
Russia 0.0%
Vnesheconombank, 144A, 6.8%, 11/22/2025* (c) (Cost $1,430,371)	1,400,000	0
Rwanda 0.7%
Rwanda International Government Bond, REG S, 5.5%, 8/9/2031 (Cost $312,938)	400,000	302,510
Senegal 2.5%
Republic of Senegal, REG S, 6.25%, 5/23/2033 (Cost $1,535,435)	1,500,000	1,181,610
Serbia 1.3%
Republic of Serbia:
REG S, 2.125%, 12/1/2030	300,000	220,052
REG S, 6.5%, 9/26/2033	400,000	377,031
(Cost $624,766)		597,083
South Africa 6.3%
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028	2,300,000	2,078,740
Transnet SOC Ltd., REG S, 8.25%, 2/6/2028	900,000	850,612
(Cost $3,326,407)		2,929,352
Sri Lanka 1.0%
Republic of Sri Lanka, 144A, 6.2%, 5/11/2027* (b) (Cost $877,259)	900,000	447,480
Tajikistan 2.7%
Republic of Tajikistan, 144A, 7.125%, 9/14/2027 (Cost $1,575,000)	1,575,000	1,274,175
Togo 5.2%
Banque Ouest Africaine de Developpement:
REG S, 4.7%, 10/22/2031	1,400,000	1,100,134
144A, 5.0%, 7/27/2027	1,500,000	1,331,148
(Cost $2,974,072)		2,431,282
Tunisia 0.9%
Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025 (Cost $590,511)	600,000	415,572
Turkey 9.2%
Republic of Turkey:
5.25%, 3/13/2030	2,000,000	1,649,520
The accompanying notes are an integral part of the financial statements.

18	|	DWS Emerging Markets Fixed Income Fund

	Principal Amount ($)	Value ($)
9.125%, 7/13/2030	1,900,000	1,897,625
TC Ziraat Bankasi AS, REG S, 5.375%, 3/2/2026	800,000	744,288
(Cost $4,334,518)		4,291,433
Ukraine 1.6%
NAK Naftogaz Ukraine via Kondor Finance PLC, REG S, 7.625%, 11/8/2028*	500,000	242,250
State Agency of Roads of Ukraine, REG S, 6.25%, 6/24/2030*	1,000,000	255,040
Ukraine Railways Via Rail Capital Markets PLC, REG S, 8.25%, 7/9/2026*	500,000	259,310
(Cost $1,971,448)		756,600
Uzbekistan 1.6%
Republic of Uzbekistan International Bond, REG S, 3.7%, 11/25/2030 (Cost $897,949)	1,000,000	760,424
Venezuela 0.9%
Petroleos de Venezuela SA:
144A, 6.0%, 5/16/2024* (b)	1,750,000	222,250
144A, 9.0%, 11/17/2021* (b)	1,480,000	188,465
(Cost $1,222,980)		410,715
Zambia 0.7%
Republic of Zambia, 144A, 8.5%, 4/14/2024* (b) (Cost $502,248)	500,000	305,050
Total Bonds (Cost $60,868,241)		45,462,387

	Shares	Value ($)
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 5.36% (d) (Cost $177,832)	177,832	177,832

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $61,046,073)	98.3	45,640,219
Other Assets and Liabilities, Net	1.7	780,114
Net Assets	100.0	46,420,333
The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	19

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2023 are as follows:
Value ($) at 10/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2023	Value ($) at 10/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.25% (d) (e)
940,000	—	940,000 (f)	—	—	2,053	—	—	—
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 5.36% (d)
237,017	9,215,812	9,274,997	—	—	27,126	—	177,832	177,832
1,177,017	9,215,812	10,214,997	—	—	29,179	—	177,832	177,832

*	Non-income producing security.
(a)
Security is a “step-up”  bond where the coupon increases or steps-up at a predetermined date. The range of rates shown is the current coupon rate through the final coupon rate, date shown is the final maturity date.

(b)	Defaulted security or security for which income has been deemed uncollectible.
(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

B.S.C.: Bahrain Shareholding Company
JSC: Joint Stock Company
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

SOC: State Owned Company
The accompanying notes are an integral part of the financial statements.

20	|	DWS Emerging Markets Fixed Income Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Bonds (a)	$—	$45,462,387	$0	$45,462,387
Short-Term Investments	177,832	—	—	177,832
Total	$177,832	$45,462,387	$0	$45,640,219
During the period ended October 31, 2023, the amount of transfers between Level 2 and
Level 3 was $79,100. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	21

Statement of Assets and Liabilities
as of October 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $60,868,241)	$45,462,387
Investment in DWS Central Cash Management Government Fund (cost $177,832)	177,832
Cash	639
Foreign currency, at value (cost $205,943)	187,245
Receivable for Fund shares sold	1,237
Interest receivable	708,880
Other assets	9,618
Total assets	46,547,838
Liabilities
Payable for Fund shares redeemed	6,231
Accrued management fee	10,292
Accrued Directors' fees	1,061
Other accrued expenses and payables	109,921
Total liabilities	127,505
Net assets, at value	$46,420,333
Net Assets Consist of
Distributable earnings (loss)	(54,770,933)
Paid-in capital	101,191,266
Net assets, at value	$46,420,333
The accompanying notes are an integral part of the financial statements.

22	|	DWS Emerging Markets Fixed Income Fund

Statement of Assets and Liabilities as of October 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($1,224,038 ÷ 188,934 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$6.48
Maximum offering price per share (100 ÷ 95.50 of $6.48)	$6.79
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($52,331 ÷ 8,058 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$6.49
Class S
Net Asset Value, offering and redemption price per share ($29,211,245 ÷ 4,512,456 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$6.47
Institutional Class
Net Asset Value, offering and redemption price per share ($15,932,719 ÷ 2,462,853 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$6.47
The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	23

Statement of Operations
for the year ended October 31, 2023

Investment Income
Income:
Interest	$3,184,623
Income distributions — DWS Central Cash Management Government Fund	27,126
Securities lending income, net of borrower rebates	2,053
Total income	3,213,802
Expenses:
Management fee	280,196
Administration fee	46,066
Services to shareholders	73,600
Distribution and service fees	3,864
Custodian fee	8,877
Audit fee	62,547
Legal fees	16,852
Tax fees	7,879
Reports to shareholders	30,861
Registration fees	55,062
Directors' fees and expenses	3,721
Other	7,502
Total expenses before expense reductions	597,027
Expense reductions	(166,791)
Total expenses after expense reductions	430,236
Net investment income	2,783,566
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,640,745)
Foreign currency	(195)
(3,640,940)
Change in net unrealized appreciation (depreciation) on:
Investments	6,956,259
Foreign currency	15,644
6,971,903
Net gain (loss)	3,330,963
Net increase (decrease) in net assets resulting from operations	$6,114,529
The accompanying notes are an integral part of the financial statements.

24	|	DWS Emerging Markets Fixed Income Fund

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$2,783,566	$3,389,207
Net realized gain (loss)	(3,640,940)	(4,330,225)
Change in net unrealized appreciation (depreciation)	6,971,903	(20,963,112)
Net increase (decrease) in net assets resulting from operations	6,114,529	(21,904,130)
Distributions to shareholders:
Class A	(86,506)	(113,410)
Class C	(2,938)	(5,564)
Class S	(1,991,488)	(2,081,384)
Institutional Class	(1,038,040)	(1,308,749)
Total distributions	(3,118,972)	(3,509,107)
Fund share transactions:
Proceeds from shares sold	2,595,267	4,116,320
Reinvestment of distributions	2,954,834	3,336,511
Payments for shares redeemed	(5,534,480)	(17,067,541)
Net increase (decrease) in net assets from Fund share transactions	15,621	(9,614,710)
Increase (decrease) in net assets	3,011,178	(35,027,947)
Net assets at beginning of period	43,409,155	78,437,102
Net assets at end of period	$46,420,333	$43,409,155

The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	25

Financial Highlights
DWS Emerging Markets Fixed Income Fund — Class A
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.07	$9.22	$8.90	$9.32	$8.73
Income (loss) from investment operations:
Net investment income[a]	.37	.41	.43	.44	.44
Net realized and unrealized gain (loss)	.46	(3.13)	.29	(.47 )	.52
Total from investment operations	.83	(2.72)	.72	(.03 )	.96
Less distributions from:
Net investment income	(.42 )	(.43 )	(.40 )	(.39 )	(.37 )
Net asset value, end of period	$6.48	$6.07	$9.22	$8.90	$9.32
Total Return (%)[b,c]	13.95	(30.21)	8.10	(.13 )	11.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	3	3	3
Ratio of expenses before expense reductions (%)	1.66	1.52	1.40	1.43	1.46
Ratio of expenses after expense reductions (%)	1.15	1.13	1.15	1.13	1.11
Ratio of net investment income (%)	5.60	5.34	4.51	4.92	4.86
Portfolio turnover rate (%)	41	27	36	18	13

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

26	|	DWS Emerging Markets Fixed Income Fund

DWS Emerging Markets Fixed Income Fund — Class C
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.08	$9.25	$8.92	$9.34	$8.75
Income (loss) from investment operations:
Net investment income[a]	.32	.35	.36	.38	.37
Net realized and unrealized gain (loss)	.46	(3.15)	.30	(.48 )	.52
Total from investment operations	.78	(2.80)	.66	(.10 )	.89
Less distributions from:
Net investment income	(.37 )	(.37 )	(.33 )	(.32 )	(.30 )
Net asset value, end of period	$6.49	$6.08	$9.25	$8.92	$9.34
Total Return (%)[b,c]	13.07	(30.85)	7.39	(.86 )	10.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	.05	.2	.4	1
Ratio of expenses before expense reductions (%)	2.64	2.36	2.25	2.21	2.27
Ratio of expenses after expense reductions (%)	1.90	1.88	1.90	1.88	1.85
Ratio of net investment income (%)	4.87	4.58	3.76	4.18	4.11
Portfolio turnover rate (%)	41	27	36	18	13

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	27

DWS Emerging Markets Fixed Income Fund — Class S
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.06	$9.22	$8.89	$9.31	$8.72
Income (loss) from investment operations:
Net investment income[a]	.39	.42	.45	.46	.46
Net realized and unrealized gain (loss)	.46	(3.13)	.31	(.47 )	.52
Total from investment operations	.85	(2.71)	.76	(.01 )	.98
Less distributions from:
Net investment income	(.44 )	(.45 )	(.43 )	(.41 )	(.39 )
Net asset value, end of period	$6.47	$6.06	$9.22	$8.89	$9.31
Total Return (%)[b]	14.25	(30.14)	8.50	.11	11.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	28	45	45	50
Ratio of expenses before expense reductions (%)	1.31	1.22	1.12	1.14	1.17
Ratio of expenses after expense reductions (%)	.90	.88	.90	.88	.87
Ratio of net investment income (%)	5.87	5.61	4.76	5.17	5.11
Portfolio turnover rate (%)	41	27	36	18	13

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

28	|	DWS Emerging Markets Fixed Income Fund

DWS Emerging Markets Fixed Income Fund — Institutional Class
	Years Ended October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.06	$9.21	$8.89	$9.31	$8.72
Income (loss) from investment operations:
Net investment income[a]	.39	.43	.45	.46	.47
Net realized and unrealized gain (loss)	.46	(3.14)	.29	(.47 )	.51
Total from investment operations	.85	(2.71)	.74	(.01 )	.98
Less distributions from:
Net investment income	(.44 )	(.44 )	(.42 )	(.41 )	(.39 )
Net asset value, end of period	$6.47	$6.06	$9.21	$8.89	$9.31
Total Return (%)[b]	14.24	(30.07)	8.38	.12	11.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	14	30	28	23
Ratio of expenses before expense reductions (%)	1.12	1.04	.96	.99	1.03
Ratio of expenses after expense reductions (%)	.90	.88	.90	.88	.86
Ratio of net investment income (%)	5.87	5.59	4.76	5.13	5.12
Portfolio turnover rate (%)	41	27	36	18	13

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Emerging Markets Fixed Income Fund	|	29

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Emerging Markets Fixed Income Fund (the “Fund” ) is a non-diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Upon the recommendation of the Advisor, the Fund’s Board of Directors authorized the termination and liquidation of Class C Shares, effective on or about March 25, 2024 (the “Liquidation Date” ). Effective December 15, 2023, in connection with the liquidation, Class C Shares, with certain exceptions, will be closed to new investors. Shareholders who continue to hold shares of a Class C Shares on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an

30	|	DWS Emerging Markets Fixed Income Fund

investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable

DWS Emerging Markets Fixed Income Fund	|	31

companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended October 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2023, the Fund had no securities on loan.

32	|	DWS Emerging Markets Fixed Income Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At October 31, 2023, the Fund had net tax basis capital loss carryforwards of $40,706,912, including short-term losses ($21,433,610) and long-term losses ($19,273,302), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

DWS Emerging Markets Fixed Income Fund	|	33

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and interest income on defaulted securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,876,467
Capital loss carryforwards	$(40,706,912)
Net unrealized appreciation (depreciation) on investments	$(15,411,897)
At October 31, 2023, the aggregate cost of investments for federal income tax purposes was $61,052,116. The net unrealized depreciation for all investments based on tax cost was $15,411,897. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $355,180 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $15,767,077.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2023	2022
Distributions from ordinary income*	$3,118,972	$3,509,107

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

34	|	DWS Emerging Markets Fixed Income Fund

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.
B.
Purchases and Sales of Securities
During the year ended October 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $18,891,270 and $19,451,149, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
DWS International GmbH, a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a subadvisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensates DWS International GmbH for the services it provides to the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.59%.
For the period from November 1, 2022 through February 28, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses

DWS Emerging Markets Fixed Income Fund	|	35

such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.13%
Class C	1.88%
Class S	.88%
Institutional Class	.88%
For the period from March 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.16%
Class C	1.91%
Class S	.91%
Institutional Class	.91%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.13%
Class C	1.88%
Class S	.88%
Institutional Class	.88%
For the year ended October 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$7,121
Class C	393
Class S	123,615
Institutional Class	35,662
$166,791
Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services

36	|	DWS Emerging Markets Fixed Income Fund

provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2023, the Administration Fee was $46,066, of which $3,805 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2023
Class A	$2,484	$412
Class C	204	31
Class S	38,738	6,354
Institutional Class	201	34
	$41,627	$6,831
In addition, for the year ended October 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$1,672
Class C	71
Class S	17,533
Institutional Class	376
$19,652
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements

DWS Emerging Markets Fixed Income Fund	|	37

with various firms at various rates for sales of Class C shares. For the year ended October 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2023
Class C	$398	$33
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2023	Annual Rate
Class A	$3,334	$1,205.24%
Class C	132	112.25%
	$3,466	$1,317
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2023.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2023, there was no CDSC for Class C Shares. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,197, of which $738 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality,

38	|	DWS Emerging Markets Fixed Income Fund

maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2023, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $145.
D.
Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
E.
Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to

DWS Emerging Markets Fixed Income Fund	|	39

government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.
F.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2023.
G.
Concentration of Ownership
From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2023, DWS Alternative Asset Allocation VIP held 33% of the total shares outstanding of the Fund.

40	|	DWS Emerging Markets Fixed Income Fund

H.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	332,270	$2,125,674	319,805	$2,273,730
Class C	428	2,888	97	759
Class S	56,138	370,256	87,174	675,057
Institutional Class	14,658	96,449	158,179	1,166,774
		$2,595,267		$4,116,320
Shares issued to shareholders in reinvestment of distributions
Class A	12,794	$84,487	15,046	$110,208
Class C	444	2,938	752	5,564
Class S	277,628	1,829,369	263,068	1,911,990
Institutional Class	157,571	1,038,040	177,979	1,308,749
		$2,954,834		$3,336,511
Shares redeemed
Class A	(394,750)	$(2,551,325)	(394,369)	$(2,841,985)
Class C	(875)	(5,926)	(12,307)	(92,973)
Class S	(437,226)	(2,907,246)	(649,000)	(5,014,376)
Institutional Class	(10,532)	(69,983)	(1,314,385)	(9,118,207)
		$(5,534,480)		$(17,067,541)
Net increase (decrease)
Class A	(49,686)	$(341,164)	(59,518)	$(458,047)
Class C	(3)	(100)	(11,458)	(86,650)
Class S	(103,460)	(707,621)	(298,758)	(2,427,329)
Institutional Class	161,697	1,064,506	(978,227)	(6,642,684)
		$15,621		$(9,614,710)

DWS Emerging Markets Fixed Income Fund	|	41

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS Emerging Markets Fixed Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Emerging Markets Fixed Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the

42	|	DWS Emerging Markets Fixed Income Fund

effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 19, 2023

DWS Emerging Markets Fixed Income Fund	|	43

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

44	|	DWS Emerging Markets Fixed Income Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2023 to October 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Emerging Markets Fixed Income Fund	|	45

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,026.10	$1,020.60	$1,025.80	$1,027.30
Expenses Paid per $1,000*	$5.87	$9.68	$4.65	$4.65
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/23	$1,019.41	$1,015.63	$1,020.62	$1,020.62
Expenses Paid per $1,000*	$5.85	$9.65	$4.63	$4.63

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Emerging Markets Fixed Income Fund	1.15%	1.90%	.91%	.91%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	|	DWS Emerging Markets Fixed Income Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS Emerging Markets Fixed Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and DWS International GmbH (“DWS International” ), an affiliate of DIMA, in September 2023.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant as part of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS

DWS Emerging Markets Fixed Income Fund	|	47

Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022. The

48	|	DWS Emerging Markets Fixed Income Fund

Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and DWS International the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

DWS Emerging Markets Fixed Income Fund	|	49

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and

50	|	DWS Emerging Markets Fixed Income Fund

services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Emerging Markets Fixed Income Fund	|	51

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

52	|	DWS Emerging Markets Fixed Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS Emerging Markets Fixed Income Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

54	|	DWS Emerging Markets Fixed Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Vice President,
DWS Service Company (2018–present); President, DB
Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS
Investment Management Americas, Inc. (2023–present);
formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds
(2013–2019); Secretary, DWS USA Corporation (2018–2023);
Assistant Secretary, DWS Investment Management
Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust
Company (2018–2023); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Assistant Secretary, DWS Distributors, Inc. (2018–2023);
Directorships: Director of DWS Service Company
(2018–present); Director of DB Investment Managers, Inc.
(2018–present); Director of Episcopalian Charities of New
York (2018–present); Interested Director of The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2020–present);
Director of ICI Mutual Insurance Company (2020–present);
Director of DWS USA Corporation (2023–present); Director
of DWS Investment Management Americas, Inc.
(2023–present); and Manager of DBX Advisors
LLC. (2023–present)

DWS Emerging Markets Fixed Income Fund	|	55

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

56	|	DWS Emerging Markets Fixed Income Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Emerging Markets Fixed Income Fund	|	57

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

58	|	DWS Emerging Markets Fixed Income Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 783	25156A 726	25156A 841
Fund Number	476	776	2076	1476

DWS Emerging Markets Fixed Income Fund	|	59

222 South Riverside Plaza
Chicago, IL 60606-5808
DEMFIF-2
(R-024959-14 12/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS emering markets fixed income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$62,636	$0	$5,969	$0
2022	$62,636	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$5,969	$539,907	$0	$545,876
2022	$7,879	$32,448	$0	$40,327

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Fixed Income Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2023